UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported):
November 21, 2014
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Nuverra Environmental Solutions, Inc.
(Exact Name of Registrant as Specified in Charter)
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Delaware	001-33816	26-0287117
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
14624 N. Scottsdale Road, Suite #300, Scottsdale, Arizona 85254
(Address of Principal Executive Offices) (Zip Code)
Registrant’s telephone number, including area code:
(602) 903-7802
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2.):

¬	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

¬	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

¬	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

¬	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

On November 21, 2014, Nuverra Environmental Solutions, Inc. (the “Company”) entered into a Gathering and Disposal Services Agreement (the “Agreement”) with XTO Energy Inc. (“XTO”). Pursuant to the Agreement, the Company will construct, own, and operate a produced water gathering system, disposal facilities, and a fresh water delivery system (the “Produced and Fresh Water Pipeline System”) in McKenzie County, North Dakota for the purpose of providing water gathering services, water disposal services, and pipeline delivered freshwater (the “Services”) to XTO. The Company will have the right under the Agreement to, at all times, (i) maintain complete operational control of the Produced and Fresh Water Pipeline System and (ii) manage, operate, expand, reduce, and reconfigure the Produced and Fresh Water Pipeline System.

For providing the Services under the Agreement, XTO will pay the Company fees for each of the Services based on an acreage dedication model. The Agreement contains standard representations and terms and conditions for an agreement in the water pipeline services industry.

The term of the Agreement will begin on the earlier of (i) the date construction of the Produced and Fresh Water Pipeline System is completed or (ii) December 31, 2015, subject to extension in certain limited circumstances. The Company must use commercially reasonably efforts to complete the construction of the Produced and Fresh Water Pipeline System by December 31, 2015.

The foregoing description of the Agreement is only a summary, does not purport to be complete, and is qualified in its entirety by reference to the text of the Agreement, which will be attached as an exhibit to the Company’s 2014 Annual Report on Form 10-K, its next periodic filing. The Company intends to request an order from the Securities and Exchange Commission (the “SEC”) pursuant to Rule 24b-2 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), seeking confidential treatment for selected portions of the Agreement. Accordingly, confidential portions of the Agreement may be omitted and filed separately with the SEC.

Item 7.01	Regulation FD Disclosure

On November 25, 2014, the Company issued a press release announcing the Agreement with XTO, a copy of which is attached hereto as Exhibit 99.1.

The information contained in the press release is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liability of such section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits
(d) Exhibits

Exhibit Number	Description

99.1	Press Release, dated November 25, 2014

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NUVERRA ENVIRONMENTAL SOLUTIONS, INC.

Date: November 25, 2014	By:	/s/ Joseph M. Crabb
	Name:	Joseph M. Crabb
	Title:	Executive Vice President and Chief Legal Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release, dated November 25, 2014